UNITED STATES BANKRUPTCY COURT
_________ DISTRICT OF _Delaware_________

In re _KaloBios Pharmaceuticals, Inc. ____

Case No. __15-12628 (LSS)______
Reporting Period:__February 2016 _____

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a		X	
Schedule of Professional Fees Paid	MOR-1b	X		
Copies of bank statements			X	
Cash disbursements journals		X		
Statement of Operations	MOR-2	X		
Balance Sheet	MOR-3	X		
Status of Postpetition Taxes	MOR-4	X		
Copies of IRS Form 6123 or payment receipt		N/A		
Copies of tax returns filed during reporting period		N/A		
Summary of Unpaid Postpetition Debts	MOR-4	X		
Listing of aged accounts payable	MOR-4	X		
Accounts Receivable Reconciliation and Aging	MOR-5	X		
Debtor Questionnaire	MOR-5	X		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

_______________________ Signature of Debtor

_______________________ Date

_______________________ Signature of Joint Debtor

_______________________ Date

Dean Witter III
Signature of Authorized Individual*

4-25-2016
Date

DEAN WITTER III
Printed Name of Authorized Individual

INTERIM CFO
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re___Kalobios Pharmaceuticals, Inc.___________
Debtor

Case No. ____15-12628 (LSS)________
Reporting Period: __February 2016 __

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE	
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	7,968,359.66	0.00	0.00	0.00	7,968,359.66	8,059,924.44		
RECEIPTS								
CASH SALES	0.00							
ACCOUNTS RECEIVABLE	0.00							
LOANS AND ADVANCES	0.00							
SALE OF ASSETS	0.00							
OTHER (ATTACH LIST)	5,416.03				5,416.03			
TRANSFERS (FROM DIP ACCTS)	0.00							
TOTAL RECEIPTS	5,416.03				5,416.03	0.00		
DISBURSEMENTS								
NET PAYROLL	98,178.47				98,178.47	60,000.00		
PAYROLL TAXES	82,824.16				82,824.16	15,000.00		
SALES, USE, & OTHER TAXES								
INVENTORY PURCHASES								
SECURED/ RENTAL/ LEASES								
INSURANCE								
ADMINISTRATIVE								
SELLING								
OTHER (ATTACH LIST)	355,578.97				355,578.97	213,423.00		
OWNER DRAW *								
TRANSFERS (TO DIP ACCTS)								
PROFESSIONAL FEES								
U.S. TRUSTEE QUARTERLY FEES								
COURT COSTS								
TOTAL DISBURSEMENTS	536,581.60				536,581.60	288,423.00		
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(536,581.60)				(536,581.60)	(288,423.00)		
CASH - END OF MONTH	7,437,194.09				7,437,194.09	7,771,501.44		

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	531,165.57
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

In re___Kalobios Pharmaceuticals, Inc.__________
Debtor

Case No. _15-12628 (LSS)________________
Reporting Period:__ February 2016_____

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Operating		Payroll		Tax		Other	
	#		#		#		#	
BALANCE PER BOOKS								
BANK BALANCE								
(+) DEPOSITS IN TRANSIT (ATTACH LIST)								
(-) OUTSTANDING CHECKS (ATTACH LIST)								
OTHER (ATTACH EXPLANATION)								
ADJUSTED BANK BALANCE *								
* Adjusted bank balance must equal balance per books								
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
OTHER								
Bank Account Name	Month-End Book Balance							
Comerica Checking	$7,437,194.09							
Comerica Money Market (Restricted Funds)	$244,598.86							

To Whom it May Concern,

I Caligari Lindsay can attest to reconciling the bank statements to the books and balances. No bank statements required per instructions during IDI.

Caligari Lindsay
Signature

CALIGARI LINDSAY
Printed Name

STATE STREET
GLOBAL SERVICES.

Wealth Manager Services

Melissa Johns
State Street Global Services
1200 Crown Colony Drive
Quincy, MA 02169
USA

Telephone 617.537.3181
Facsimile: 617.956.0404

majohns@statestreet.com

http://www.statestreet.com

Account Closure

April 12, 2016

Re: XX2460- Kalobios Pharmaceuticals Inc.

To Whom It May Concern:

This letter shall confirm that account XX2460 Kalobios Pharmaceuticals Inc. is flat and will be officially closed on our system at the end of this month.

Should you have any questions please feel free to contact me at 617-537-3181

Thank you,

State Street Bank and Trust Company

Melissa Johns

Authorized Signer
Melissa Johns

Caligari Lindsay

From:	Glen T. Fuzy <[redacted]>
Sent:	Thursday, April 21, 2016 6:43 AM
To:	'O'Connell, Daniel'; Caligari Lindsay
Cc:	Beck, John D.; Harvey, Matthew; Werkheiser, Gregory; Kip Witter; 'Kip Witter'
Subject:	RE: KaloBios - Capital Advisors Account

Hi Caligari,

I can add that Capital Advisors Group is an investment advisor and State Street Bank is the custodian bank who held Kalobios' assets when the account was open.

I hope this clarifies the relationship aspect for you.

Regards,
Glen

From: O'Connell, Daniel [[redacted]]
Sent: Thursday, April 21, 2016 9:40 AM
To: Caligari Lindsay
Cc: Beck, John D.; Glen T. Fuzy; Harvey, Matthew; Werkheiser, Gregory; Kip Witter; 'Kip Witter'
Subject: RE: KaloBios - Capital Advisors Account

Hi Caligari,

I can confirm the State Street account xx2460 is completely flat.

Thanks,

Jake O'Connell, Officer
State Street Global Services | Wealth Manager Services | 1200 Crown Colony Quincy, MA 02169
P +1 617 662 9860 | F 1.617.988 6681 | [redacted]

From: Caligari Lindsay [redacted]
Sent: Wednesday, April 20, 2016 6:11 PM
To: O'Connell, Daniel
Cc: Beck, John D.; [redacted] Harvey, Matthew; Werkheiser, Gregory; Kip Witter; 'Kip Witter'
Subject: FW: KaloBios - Capital Advisors Account
Importance: High

In re Kalobios Pharmaceuticals, Inc.
Debtor

Case No. 15-12628 (LSS)
Reporting Period: February 2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
The Brenner Group	12/29/2016 - 1/15/2016	$ 11,049.54	KaloBios		2/19/2016	$ 11,049.54	$ -		
The Brenner Group	1/16/2016 - 1/31/2016	$ 27,693.55	KaloBios		2/19/2016	$ 24,480.00	$ 3,213.55		
The Brenner Group	2/1/2016 - 2/15/2016	$ 28,510.62	KaloBios		2/19/2016	$ 24,360.00	$ 4,150.62		
The Brenner Group	2/16/2016 - 2/29/2016	$ 29,311.00	KaloBios		2/19/2016	$ 29,200.00	$ 111.00		

Kalobios Pharmaceuticals,Inc.
Income Statement
February 1, 2016 - February 29, 2016

FINANCIAL ROW	AMOUNT
Ordinary Income/Expense	
Gross Profit	**$0.00**
Expense	
6000 - Payroll & Benefits	
6010 - Salaries	$84,700.44
6015 - Payroll Tax	$12,908.19
6017 - Bonus	$83,394.00
6018 - Fringe Benefits	
6018 - Fringe Benefits	$275.27
6021 - Health Insurance	$9,927.41
6022 - Vision & Dental Insurance	$4,251.55
6023 - Life/AD&D Insurance	$321.90
Total - 6018 - Fringe Benefits	**$14,776.13**
6025 - Vacation	$3,088.45
6029 - Employee Welfare	$264.23
Total - 6000 - Payroll & Benefits	**$199,131.44**
6600 - Office & Facility Expenses	
6600 - Office & Facility Expenses	$27.59
6602 - Office Supplies	$301.56
6603 - Software - Expense	$5,594.20
6605 - Software Maintenance	$315.00
6608 - Filing Fees	$1,232.79
6610 - Dues & Subscriptions	$3,761.95
6620 - Communications	
6622 - Phone	$5,455.58
6626 - Cellular	$2,015.37
Total - 6620 - Communications	**$7,470.95**
6630 - Facility Lease	$57,076.56
6631 - Business Insurance	$164,899.69
6632 - Facility maintenance	$16,335.71
6637 - Facility Security	$2,556.37
6638 - Janitorial Expenses	$915.00
6645 - Utilities	
6648 - Water, Sewer & Trash	$565.41
Total - 6645 - Utilities	**$565.41**
6670 - Equip and Storage Rent Exp.	$3,693.28
Total - 6600 - Office & Facility Expenses	**$264,746.06**
6700 - Outside Services	
6700 - Outside Services	$2,552.00
6703 - License Fees	$12,916.70
6704 - Press Release	$281.95
6705 - Contracted Research	
6705 - Contracted Research	$7,475.78
6711 - Contract Manufacturing	$19,905.18
Total - 6705 - Contracted Research	**$27,380.96**
6706 - Clinical Trials	
6707 - Clinical Trials Services	($23,500.00)
6708 - Clinical Trials CRO Pass thru	$102.00
Total - 6706 - Clinical Trials	**($23,398.00)**

6710 - Consultant/Contractor	$66,398.00
6718 - Temporary	$4,357.50
6720 - Legal	
6720 - Legal	$325.00
6724 - Patent	$10,243.41
Total - 6720 - Legal	**$10,568.41**
6728 - Payroll Processing Fee	$782.86
6729 - 401K & Section 125 Admin Fee	$150.00
6730 - Board Compensation	$35,833.33
Total - 6700 - Outside Services	**$137,826.71**
6750 - Equipment & IT Expense	
6751 - IT Equipment Expense	$357.41
6752 - Lab Supplies	$136.04
Total - 6750 - Equipment & IT Expense	**$493.45**
6800 - Travel	
6802 - Airfare	$11,081.06
6804 - Lodging	$2,385.18
6806 - Transportation	$2,071.58
6808 - Meals & Entertainment	$1,029.38
6899 - Reimbursable travel	$161.00
Total - 6800 - Travel	**$16,728.20**
7000 - Depreciation & Amortization Exp	
7002 - Depreciation Exp - Lab Equip	$1,679.29
7004 - Depreciation Costs	$15,690.94
Total - 7000 - Depreciation & Amortization Exp	**$17,370.23**
Total - Expense	**$636,296.09**
Net Ordinary Income	**($636,296.09)**
Other Income and Expenses	
Other Income	
8002 - Interest Income	$35.98
Total - Other Income	**$35.98**
Other Expense	
8500 - Taxes	
8502 - Federal	$12.87
Total - 8500 - Taxes	**$12.87**
Total - Other Expense	**$12.87**
Net Other Income	**$23.11**
Net Income	**($636,272.98)**

In re ___Kalobios Pharmaceuticals, Inc.___________
Debtor

Case No. _15-12628 (LSS)_______________
Reporting Period _February 2016____

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS		
Unrestricted Cash and Equivalents	$7,419,556.77	$8,352,038.62
Restricted Cash and Cash Equivalents (see continuation sheet)	$244,598.86	$244,538.72
Accounts Receivable (Net)	$0.00	$0.00
Notes Receivable	$0.00	$0.00
Inventories	$0.00	$0.00
Prepaid Expenses	$1,451,452.39	$1,754,753.90
Professional Retainers	$666,406.54	$748,270.46
Other Current Assets (attach schedule)	$149.07	$149.07
TOTAL CURRENT ASSETS	$9,782,163.63	$11,099,750.77
PROPERTY AND EQUIPMENT		
Real Property and Improvements	$0.00	$0.00
Machinery and Equipment	$1,029,285.05	$1,029,285.05
Furniture, Fixtures and Office Equipment	$77,184.20	$77,184.20
Leasehold Improvements	$112,099.40	$112,099.40
Vehicles	$0.00	$0.00
Less Accumulated Depreciation	($900,994.34)	($866,253.88)
TOTAL PROPERTY & EQUIPMENT	$317,574.31	$352,314.77
OTHER ASSETS		
Loans to Insiders*		
Other Assets (attach schedule)	$375,100.22	$375,100.22
TOTAL OTHER ASSETS	$375,100.22	$375,100.22
TOTAL ASSETS	$10,474,838.16	$11,827,165.76

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)		
Accounts Payable	$301,299.20	$30,410.19
Taxes Payable (refer to FORM MOR-4)	$0.00	$0.00
Wages Payable	$0.00	$0.00
Notes Payable	$0.00	$0.00
Rent / Leases - Building/Equipment	$0.00	$0.00
Secured Debt / Adequate Protection Payments	$0.00	$0.00
Professional Fees	$0.00	$0.00
Amounts Due to Insiders*	$0.00	$0.00
Other Postpetition Liabilities (attach schedule)	$0.00	$0.00
TOTAL POSTPETITION LIABILITIES	$301,299.20	$30,410.19
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)		
Secured Debt		
Priority Debt		
Unsecured Debt	$2,527,246.20	$3,532,783.63
TOTAL PRE-PETITION LIABILITIES	$2,527,246.20	$3,532,783.63
TOTAL LIABILITIES	$4,489,848.20	$5,630,023.99
OWNER EQUITY		
Capital Stock	$4,046.37	$4,046.37
Additional Paid-In Capital	$212,827,239.22	$212,827,239.22
Partners' Capital Account	$0.00	$0.00
Owner's Equity Account	$0.00	$0.00
Retained Earnings - Pre-Petition	$0.00	($178,280,312.78)
Retained Earnings - Postpetition	($205,486,005.11)	$0.00
Adjustments to Owner Equity (attach schedule)	($1,349,690.52)	($28,353,831.04)
Postpetition Contributions (Distributions) (Draws) (attach schedule)	$0.00	$0.00
NET OWNER EQUITY	$5,984,589.96	$6,197,141.77
TOTAL LIABILITIES AND OWNERS' EQUITY	$10,474,838.16	$11,827,165.76

*"Insider" is defined in 11 U.S.C. Section 101(31).

In re____Kalobios Pharmaceuticals, Inc.____________

Case No. _15-12528 (LSS)__________
Reporting Period: _February 2016_

BALANCE SHEET - continuation sheet

ASSETS		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets			
	Interest Receivable	$149.07	$149.07
Other Assets			
	Other Long Term Assets	$324,458.63	$324,458.63
	Deferred debt offering costs	$50,641.59	$50,641.59

LIABILITIES AND OWNER EQUITY		BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities			
Adjustments to Owner Equity			
	Net Income	($1,349,090.52)	($28,353,83[illegible].04)
Postpetition Contributions (Distributions) (Draws)			

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

In re____Kalobios Pharmaceuticals, Inc.____________
Debtor

Case No. _15-12628 (LSS)_________________________
Reporting Period:_February 2016______

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
Withholding						
FICA-Employee						
FICA-Employer						
Unemployment						
Income						
Other:						
Total Federal Taxes						
State and Local						
Withholding						
Sales						
Excise						
Unemployment						
Real Property						
Personal Property						
Other:						
Total State and Local						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

			Number of Days Past Due			
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	See Attached A/P Aging					
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:						
Other:						
Total Postpetition Debts						

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

Kalobios Pharmaceuticals,Inc.
Unpaid Post - Petition A/P Aging Summary
February 1 - February 29, 2016

Vendor	2/1/2016 - 2/29/2016 (60) Open Balance	1/1/2016 - 1/31/2016 (90) Open Balance	Before 1/1/2016 (>90) Open Balance
- No Vendor -			
Vendor			
Advance Research Associates Inc	$3,500.00	$0.00	$0.00
All Covered (formerly EveryNetwork)	$2,552.00	$0.00	$0.00
Aramark Refreshment Services (formerly Old Time Coffee)	$102.34	$0.00	$0.00
Aramark Uniform Services	$170.05	$0.00	$0.00
Brett Norman	$3,360.00	$0.00	$0.00
Broadridge ICS	$0.00	$0.00	$0.00
Brown, Deborah*	$0.00	$0.00	$0.00
Catalent Pharma Solutions - GALA (Madison)	$0.00	$0.00	$0.00
Catalent Pharma Solutions - PA	$14,358.00	$2,508.00	$0.00
CIT Technology Financing Inc.	$3,456.20	$0.00	$0.00
Citrix Online LLC	$450.00	$0.00	$0.00
Clinical Financial Services, LLC dba CFS Clinical; a part of Drug Dev	$0.00	$1,736.30	$0.00
Clinical Network Services (CNS) Pty Ltd.	$0.00	$64,741.33	$0.00
Covance Central Laboratory Svcs Inc	$0.00	$0.00	$0.00
Cryosite Distribution Pty Ltd (AUD)	$4,685.96	$0.00	$0.00
Danny Wong	$350.00	$0.00	$0.00
Datasafe	$2,171.43	$180.00	$0.00
Dickstein Shapiro	$0.00	$10,314.00	$0.00
E*Trade Financial Corporate Services	$90.00	$0.00	$0.00
Fisher BioServices, Inc.	$3,066.44	$0.00	$3,066.44
Garima Jain	$0.00	$15,840.00	$0.00
HDMZ (formerly Zoomedia, Inc.)	$0.00	$0.00	$0.00
Icon Laboratory Services, Inc. (formerly Icon Development Solutions, LL	$0.00	$0.00	$0.00
Intelligent Technologies and Services, Inc. dba Intelli-tech	$681.00	$0.00	$0.00
Internal Revenue Service	$12.87	$0.00	$0.00
K.F. Howell Electric, Inc.	$600.00	$0.00	$0.00
KBA Docusys - CA	$0.00	$115.83	$0.00
Kilpatrick Townsend & Stockton LLP	$13,585.43	$0.00	$0.00
LICR	$30,000.00	$6,780.82	$0.00
Medical College of Wisconsin	$19,117.04	$0.00	$0.00
Merrill Communications LLC	$14,740.16	$626.00	$0.00
Novella Clinical Resourcing (NCR)	$1,275.00	$0.00	$0.00
Pharmaceutical Research Association, Inc. (PRA)	$0.00	$11,046.84	$0.00
Shred-It USA LLC	$322.20	$0.00	$0.00
South San Francisco Scavenger Company, Inc	$0.00	$565.41	$0.00
The Brenner Group, LLC	$10,346.00	$0.00	$0.00
Therma Corp	$3,866.01	$930.50	$0.00
TLC Administrators, Inc	$150.00	$0.00	$0.00
Tom Weber	$7,978.00	$0.00	$0.00
Total & Complete Services, Inc.	$1,375.00	$0.00	$0.00
VSP	$0.00	$0.00	$0.00
VSP (Cobra)	$0.00	$0.00	$0.00
Yarranton, Geoff	$0.00	$0.00	$0.00
Total - Vendor	$142,383.13	$115,385.03	$3,066.44

In re___Kalobios Pharmaceuticals, Inc.___________
Debtor

Case No. __15-12628 (LSS)__________
Reporting Period:_February 2016 __

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		**Amount**
Total Accounts Receivable at the beginning of the reporting period		$0.00
+ Amounts billed during the period		$0.00
- Amounts collected during the period		$0.00
Total Accounts Receivable at the end of the reporting period		$0.00
		$0.00
Accounts Receivable Aging		**Amount**
0 - 30 days old		$0.00
31 - 60 days old		$0.00
61 - 90 days old		$0.00
91+ days old		$0.00
Total Accounts Receivable		$0.00
Amount considered uncollectible (Bad Debt)		$0.00
Accounts Receivable (Net)		$0.00

DEBTOR QUESTIONNAIRE

Must be completed each month	**Yes**	**No**
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

3. An extension was filed for the 2015 Federal Income Tax and an estimated installment payment was paid to the state of California.